                                                                EXHIBIT 4.2


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                                 THIRTY-FOURTH
                             SUPPLEMENTAL INDENTURE
                                       TO
                           INDENTURE OF MORTGAGE AND
                                 DEED OF TRUST
                           DATED AS OF MARCH 1, 1944

                            ---------------------
                                 AS RESTATED IN
                          PART II OF THE TWENTY-NINTH
                SUPPLEMENTAL INDENTURE DATED AS OF JULY 15, 1989
                    WHICH BECAME EFFECTIVE ON APRIL 1, 1994

                            ---------------------

                       MICHIGAN CONSOLIDATED GAS COMPANY

                                       TO

                                 CITIBANK, N.A.

                                      AND

                               ROBERT T. KIRCHNER
                                    TRUSTEES

                         DATED AS OF  NOVEMBER 1, 1996

                            ---------------------


                   CREATING AN ISSUE OF FIRST MORTGAGE BONDS,
                                   DESIGNATED
                      SECURED MEDIUM-TERM NOTES, SERIES C
                 DUE FROM 9 MONTHS OR  MORE FROM DATE OF ISSUE


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



                       MICHIGAN CONSOLIDATED GAS COMPANY

                      THIRTY-FOURTH SUPPLEMENTAL INDENTURE
                          DATED AS OF NOVEMBER 1, 1996
                     SUPPLEMENTAL TO INDENTURE OF MORTGAGE
                               AND DEED OF TRUST
                           DATED AS OF MARCH 1, 1944


                               TABLE OF CONTENTS*


                                                                  PAGE
                                                                  ----

             Parties . . . . . . . . . . . . . . . . . . . . . . .  1

             Recitals  . . . . . . . . . . . . . . . . . . . . . .  1

             Description of Property Acquired after Execution
                And Delivery of the Thirty-third Supplemental
                Indenture  . . . . . . . . . . . . . . . . . . . .  3


                         PROVISIONS RELATING TO SECURED
                          MEDIUM-TERM NOTES, SERIES C

                                   ARTICLE I
                     CREATION OF AN ISSUE OF FIRST MORTGAGE
                     BONDS, DESIGNATED AND DISTINGUISHED AS
                     "SECURED MEDIUM-TERM NOTES, SERIES C"


             SECTION 1 . . . . . . . . . . . . . . . . . . . . . .  3
                Bonds of Thirty-first Series . . . . . . . . . . .  3
             SECTION 2 . . . . . . . . . . . . . . . . . . . . . .  4
                Redemption . . . . . . . . . . . . . . . . . . . .  4
             SECTION 3 . . . . . . . . . . . . . . . . . . . . . .  6
                Form of Redeemable Bond  . . . . . . . . . . . . .  6
                Form of Non-Redeemable Bond  . . . . . . . . . . . 11
             SECTION 4 . . . . . . . . . . . . . . . . . . . . . . 15
                Transfer and Exchange  . . . . . . . . . . . . . . 15
             SECTION 5 . . . . . . . . . . . . . . . . . . . . . . 16
                Temporary Bonds  . . . . . . . . . . . . . . . . . 16


                                   ARTICLE II

                     ISSUE OF BONDS OF THIRTY-FIRST SERIES

             Aggregate Principal Amount  . . . . . . . . . . . . . 16

                                  ARTICLE III

                                  THE TRUSTEES





                The Trustees  . . . . . . . . . . . . . . . . .  17

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


                Miscellaneous Provisions  . . . . . . . . . . .  17

                Testimonium   . . . . . . . . . . . . . . . . .  18

                Executions  . . . . . . . . . . . . . . . . . .  18

                Acknowledgments . . . . . . . . . . . . . . . .  19

                Schedule A  . . . . . . . . . . . . . . . . . .  20


     * NOTE: The Table of Contents is not part of the original Indenture as executed.

     THIS THIRTY-FOURTH SUPPLEMENTAL INDENTURE, dated as of the 1st day of November, 1996, between MICHIGAN CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Michigan (hereinafter called the "Company"), having its principal place of business at 500 Griswold Street, Detroit, Michigan, party of the first part, and CITIBANK, N.A. (formerly First National City Bank), a national banking association incorporated and existing under and by virtue of the laws of the United States of America, having an office at 111 Wall Street in the Borough of Manhattan, The City of New York, New York, successor to CITY BANK FARMERS TRUST COMPANY (hereinafter with its predecessors as trustee called the "Trustee"), and ROBERT
T. KIRCHNER, having an office at 120 Wall Street, 13th Floor, New York, New York, successor to RALPH E. MORTON as individual trustee (hereinafter with his predecessors as individual trustee called the "Individual Trustee"), as Trustees under the Indenture hereinafter mentioned, parties of the second part (the Trustee and Individual Trustee being hereinafter together referred to as the "Trustees"):

     WHEREAS, the Company has heretofore executed and delivered to the Trustees an Indenture of Mortgage and Deed of Trust (hereinafter called the "Original Indenture"), dated as of March 1, 1944;

     WHEREAS, the Twenty-ninth Supplemental Indenture, which became effective April 1, 1994 provided for the modification and restatement of the Original Indenture, as previously amended (the "Indenture") and secures the Company's First Mortgage Bonds, unlimited in aggregate principal amount except as therein otherwise provided:


    a    Thirtieth Supplemental Indenture, dated as of September 1, 1991;
    a    Thirty-first Supplemental Indenture, dated as of December 15, 1991;
    a    Thirty-second Supplemental Indenture, dated as of January 5, 1993;
    a    Thirty-third Supplemental Indenture, dated as of May 1, 1995; and

     WHEREAS, at the date hereof there were outstanding First Mortgage Bonds of the Company issued under the Indenture, of 5 series (all outstanding bonds of 25 other series having been previously retired) in the principal amounts set forth below:


                                                                     Amount
                                                                   Outstanding
     Designation                                    Amount            As of
      of Series                                 Initially Issued     6/30/96
First Mortgage Bonds
     (Secured Medium-Term Notes, Series A)
     9-1/8% Series due 2004...................        55,000,000    55,000,000
     9-1/2% Series due 2019...................         5,000,000     5,000,000
First Mortgage Bonds
     9-1/2% Series due 2021...................        40,000,000    40,000,000
First Mortgage Bonds
     (Secured Term Notes, Series A)
     6-1/4% Series due 1997...................        50,000,000    50,000,000
     8% Series due 2002.......................        70,000,000    70,000,000
     7-1/2% Series due 2020...................        10,000,000    10,000,000
     6-3/4% Series due 2023...................        20,000,000    18,132,000
First Mortgage Bonds
 (Secured Term Notes, Series B)
     5-3/4% Series due 2001...................        60,000,000    60,000,000
     8-1/4% Series due 2014...................        80,000,000    80,000,000
     7-1/2% Series due 2020...................        20,000,000    19,928,000
     7% Series due 2025.......................        40,000,000    40,000,000
First Mortgage Bonds
 (Secured Medium-Term Notes, Series B)
     6.30%  Series due 1998...................        20,000,000    20,000,000
     6.51%  Series due 1999...................        30,000,000    30,000,000
     6.72%  Series due 2003...................         4,150,000     4,150,000
     6.80%  Series due 2003...................        15,850,000    15,850,000
     7.15%  Series due 2006...................        40,000,000    40,000,000


and

     WHEREAS, the Company desires in and by this Thirty-fourth Supplemental Indenture to create a Thirty-first series of bonds to be issued under the Indenture, to designate or otherwise distinguish such series, to specify the particulars necessary to describe and define the same, and to specify such other provisions and agreements in respect thereof as are in the Indenture provided or permitted; and

     WHEREAS, the Company also desires in and by this Thirty-fourth Supplemental Indenture to record the description of, and confirm unto the Trustees, certain property acquired after the execution and delivery of the Thirty-third Supplemental Indenture, and now subject to the lien of the Indenture by virtue of the provisions thereof conveying to the Trustees property acquired after its execution and delivery; and

     WHEREAS, all the conditions and requirements necessary to make this Thirty-fourth Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Thirty-fourth Supplemental Indenture in the form and with the terms hereof have been in all respects duly authorized;


     NOW, THEREFORE, it is agreed by and between the Company and the Trustees as follows:

         DESCRIPTION OF PROPERTY ACQUIRED AFTER EXECUTION AND DELIVERY
                   OF THE THIRTY-THIRD SUPPLEMENTAL INDENTURE

     The Company hereby confirms unto the Trustees, and records the description of, the property described in Schedule A attached hereto and expressly made a part hereof, which property has been acquired by the Company after the execution and delivery of the Thirty-third Supplemental Indenture and which is now subject to the lien of the Indenture in all respects as if originally described therein.

           PROVISIONS RELATING TO SECURED MEDIUM-TERM NOTES, SERIES C

                                   ARTICLE I
          CREATION OF AN ISSUE OF FIRST MORTGAGE BONDS, DESIGNATED AND
            DISTINGUISHED AS "SECURED MEDIUM-TERM NOTES, SERIES C."

     SECTION 1. There is hereby created a Thirty-first series of bonds to be issued under and secured by the Indenture, to be known as "First Mortgage Bonds," designated and distinguished as "Secured Medium-Term Notes, Series C" of the Company (herein sometimes called "Bonds of Thirty-first Series"). The Bonds of Thirty-first Series may be issued without limitation as to aggregate principal amount except as provided in the Indenture and in this Thirty-fourth Supplemental Indenture. The Bonds of Thirty-first Series shall be registered bonds without coupons and shall be dated as of the date of the authentication thereof by the Trustee.

     Each Bond of Thirty-first Series shall mature on such date nine months or more from date of issue, shall bear interest at such rate or rates selected by the purchaser and agreed to by the Company, or selected by the Company and agreed to by the purchaser payable semi-annually on the first day of February and August of each year and at maturity (each an interest payment date) and have such other terms and provisions not inconsistent with the Indenture as the Board of Directors may determine in accordance with a resolution filed with the Trustee referring to this Thirty-fourth Supplemental Indenture; the principal, premium, if any, and interest on the Bonds of Thirty-first Series shall be payable in lawful money of the United States of America; the place where such principal and premium, if any, shall be payable shall be the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, and the place where such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, The City of New York, New York.

     So long as there is no existing default in the payment of interest on the Bonds of Thirty-first Series, all Bonds of Thirty-first Series authenticated by the Trustee after the record date hereinafter specified for any interest payment date, and prior to such interest payment date (unless the issue date hereinafter specified is after such record date) shall be dated the date of authentication, but shall bear interest from such interest payment date, and the person in whose name any Bond of Thirty-first Series is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of such Bond of Thirty-first Series subsequent to the record date and on or prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Bond of Thirty-first Series is registered on the record date for the interest payment date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such record date be less than ten days after notice thereof shall have been mailed to all registered holders of Bonds of Thirty-first Series; and provided that interest payable on a maturity date will be payable to the person to whom the principal thereof is payable. If the issue date of any Bond of Thirty-first Series is after such record date, such Bond shall bear interest from the issue date but payment of interest shall commence on the second interest payment date next succeeding the issue date. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the holder receives notice.

     The term "record date" as used herein with respect to any interest payment date shall mean the close of business on January 15 next preceding a February 1 Interest Payment Date or July 15 next preceding an August 1 Interest Payment Date, as the case may be. The term "business day" as used herein shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the Borough of Manhattan, The City and State of New York, are authorized or required to be closed pursuant to authorization of law.

     The term "issue date" as used herein with respect to Bonds of Thirty-first Series of a designated interest rate and maturity shall mean the date of first authentication of Bonds of such designated interest rate and maturity.

     As used in this Section 1, the term "default in the payment of interest" means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by Section 9.01 of the Indenture.

     SECTION 2. Each Bond of Thirty-first Series may be redeemable prior to maturity, at the option of the Company in whole at any time or in part from time to time, or may be repayable by the Company at the option of the holder prior to its stated maturity, as the Board of Directors may determine in accordance with a resolution filed with the Trustee referring to this Thirty-fourth Supplemental Indenture, on notice given in the manner set forth in
Article IV of the Indenture and as in this Section 2 provided; provided, however, that if at the time of mailing of any notice of redemption of Bonds of Thirty-first Series, the Company shall not have deposited with the Trustee and/or irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Bonds of Thirty-first Series, an amount in cash sufficient to redeem all of the Bonds of Thirty-first Series called for redemption, such notice may state that it is subject to the receipt of the redemption monies by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such monies are so received before such date; provided further, however, that any Bond of the Thirty-first Series may state that it may not be redeemed at the option of the Company through a refunding, directly or indirectly, by or in anticipation of the incurring of any debt which has an interest cost to the Company of less than the effective interest cost of such Bond. The term "interest cost to the Company" shall mean the annual percentage yield to stated maturity of the debt at the net price to the Company therefore, determined by reference to a standard table of bond yields, with a straight-line interpolation if necessary. The "net price to the Company" shall be determined after adding all premiums and deducting all discounts, commissions, stand-by or commitment charges and any other compensation received or receivable directly from the Company by underwriters, investment bankers or other financing agents or purchasers. Prior to each redemption of any Bonds of Thirty-first Series at the option of the Company which by their terms are subject to the restrictions of this proviso, the Company will deliver to the Trustee an officers' certificate showing compliance with the proviso in the third preceding sentence prior to the "Limitation Date" specified on such Bonds.

     In case the Company shall at any time elect to redeem all or any part of the Bonds of Thirty-first Series, it shall give notice to the effect that it intends to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of a redemption of a part of the Bonds of Thirty-first Series the distinctive numbers of the bonds to be redeemed and, if applicable, the portion of the bond to be redeemed and if at the time of mailing of any such notice of redemption of Bonds of Thirty-first Series the Company shall not have deposited with the Trustee and/or irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Bonds of Thirty-first Series an amount in cash sufficient to redeem all of the bonds called for redemption, including accrued interest to such date fixed for redemption, such notice may state that it is subject to the receipt of the redemption monies by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such monies are so received before such date.

     Such notice, in the case of redemption of Bonds of Thirty-first Series at the option of the Company, shall be given by mail by the Company, postage prepaid, at least thirty days prior to such redemption date, to the holders of all Bonds of Thirty-first Series to be so redeemed, at the addresses that shall appear upon the register thereof. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the holder receives the notice. In any case, failure to give due notice by mail, or any defect in the notice, to the registered owners of any Bonds of Thirty-first Series designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other bonds.

     If less than the whole principal amount of a Bond of Thirty-first Series shall be called for redemption or be repurchased, the Company shall execute and the Trustee shall authenticate and deliver, without charge, to the holder thereof, a Bond or Bonds of Thirty-first Series (but only of authorized denominations) for the unredeemed or unpurchased balance of the principal amount of the Bond of Thirty-first Series surrendered.

     SECTION 3. The Bonds of Thirty-first Series shall be registered bonds without coupons. The Trustee shall be the registrar and paying agent for the Bonds of the Thirty-first Series, which duties it hereby accepts. Bonds of Thirty-first Series may be issued in the denomination of $1,000 or any integral multiple thereof.

     The forms of Bonds of Thirty-first Series shall be substantially as follows or in the form set forth in a resolution of the Board of Directors of the Company referring to this Thirty-fourth Supplemental Indenture filed with the Trustee (any of the provisions of such Bond may be set forth on the reverse side thereof):
______________________________________________________________________________

           [FORM OF REDEEMABLE BOND, IF ANY, OF THIRTY-FIRST SERIES]

     Unless and until this Bond is exchanged in whole or in part for certificated Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its successor (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MICHIGAN CONSOLIDATED GAS COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES C
                               being a series of
                              FIRST MORTGAGE BONDS

ORIGINAL ISSUE DATE:
INITIAL REDEMPTION DATE:
LIMITATION DATE:
MATURITY DATE:
INITIAL REDEMPTION PERCENTAGE:
INTEREST DATE:
ANNUAL REDEMPTION PERCENTAGE REDUCTION:
[REPAYMENT DATE(S) :]
[REPAYMENT PRICE(S) :]
[OTHER PROVISION(S) :]

     MICHIGAN CONSOLIDATED GAS COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to............................or registered assigns, the sum
of...............Dollars on the Maturity Date specified above, at the corporate trust office of the Trustee hereinafter named in the Borough of Manhattan, The City of New York, New York or at the principal office of any successor in trust, in lawful money of the United States of America, and to pay interest thereon at the Interest Rate specified above, in like lawful money payable semi-annually at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York on the first day of February and August in each year and on the Maturity Date (each an Interest Payment Date) from the Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid, commencing on the Interest Payment Date next succeeding the Issue Date, until the Company's obligation with respect to the payment of such principal sum shall be discharged as provided in the indentures hereinafter mentioned; provided, however, if the date of this bond is after a Record Date (defined below) with respect to any Interest Payment Date and prior to such Interest Payment Date, then interest shall be payable only from such Interest Payment Date (unless the Issue Date is after such Record Date). If the Issue Date is after such Record Date, then payment of interest shall commence on the second Interest Payment Date succeeding the Issue Date (but shall be payable from the Issue Date). If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no such interest has been paid on the bonds, from the Issue Date. So long as there is no existing default in the payment of interest, the person in whose name this bond was registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that if the Company shall default in the payment of interest due on such Interest Payment Date such defaulted interest shall be paid to the person in whose name this bond is registered on the Record Date for the Interest Payment Date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such Record Date be less than ten days after notice thereof shall have been mailed to all registered holders of bonds of this series. The term "Record Date" shall mean the close of business on January 15 next preceding a February 1 Interest Payment Date or July 15 next preceding an August 1 Interest Payment Date, as the case may be.

     This bond is one, of the series hereinafter specified, of the bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to City Bank Farmers Trust Company (Citibank, N.A., successor trustee, herein called the "Trustee") and Ralph E. Morton (Robert T. Kirchner, successor Individual Trustee), Trustees, as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which Indenture and all indenture supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Trustees in respect of such security (which Indenture and all indentures supplemental thereto, including the Thirty-fourth Supplemental Indenture dated as of November 1, 1996, are hereinafter collectively called the Indenture). As provided in said Indenture, the bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this bond is one of a series entitled "First Mortgage Bonds," designated "Secured Medium-Term Notes, Series C," herein called Secured Medium-Term Notes, Series C, created by the Thirty-fourth Supplemental Indenture dated as of November 1, 1996 as provided for in said Indenture.

     With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or the rights of the holders of the Bonds of the Thirty-first Series and/or the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of the bonds then outstanding as are specified in the Indenture.

     The bonds of this series are subject to redemption at the option of the Company on any date on and after the Initial Redemption Date, if any, specified above (any date fixed for redemption shall hereinafter be called a "Redemption Date"). If no Initial Redemption Date is set forth above, this bond may not be redeemed at the option of the Company prior to the Maturity Date specified above. On and after the Initial Redemption Date, if any, this bond may be redeemed at any time in whole or from time to time in part at the option of the Company at the applicable Redemption Price (as defined below) together with interest accrued and unpaid hereon to such Redemption Date. In the event of redemption of this bond in part only, a new bond or bonds for the unredeemed portion hereof will be issued to the holder hereof upon the cancellation hereof.

     If this bond is redeemable in the foregoing manner at the option of the Company, the Redemption Price shall initially be the Initial Redemption Percentage specified above of the principal amount of this bond to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified above of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

     If a Limitation Date is specified above, this bond shall not be redeemed at the option of the Company prior to such Limitation Date, through a refunding, directly or indirectly, by or in anticipation of the incurring of any debt which has an effective interest cost to the Company (as defined in the Thirty-fourth Supplemental Indenture) of less than the effective interest cost of this bond.

     [This bond will be subject to repayment at the option of the holder hereof on the Repayment Date(s) and at the Repayment Price(s) (expressed as a percentage of principal amount hereof), if any specified above. If no Repayment Dates are set forth above, this bond may not be so repaid prior to the Maturity Date. On each Repayment Date, if any, this bond shall be repayable in whole or in part at the option of the holder hereof at the applicable Repayment Price set forth above, together with interest accrued and unpaid hereon to such Repayment Date. For this bond to be repaid in whole or in part at the option of the holder hereof, this bond must be received with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its corporate trust office not less than 30 nor more than 60 days prior to a Repayment Date. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the holder for less than the principal amount provided that the principal amount remaining outstanding after repayment is at least $1,000 or any amount that is a multiple of $1,000, or such other minimum denomination specified above.]

     Notice of any redemption of this bond to be redeemed at the option of the Company (which notice may be made subject to receipt of the redemption monies by the Trustee before the date fixed for redemption) shall be given by mail at least thirty days prior to the redemption date, subject to the conditions set forth as more fully provided in said Indenture and in said Thirty-fourth Supplemental Indenture.

     In the event that any bond shall not be presented for payment when all or a portion of the principal thereof becomes due, either at maturity or otherwise or at the date fixed for the redemption thereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when such payment is so due, funds sufficient to pay the principal of such bond (and premium, if any), together with all interest due thereon to the Maturity Date of such bond or to the date fixed for the redemption thereof [or the date of repurchase], for the use and benefit of the registered owner thereof, then all liability of the Company to the registered owner of said bond for the payment of such principal amount thereof and interest thereon (and premium, if any), shall forthwith cease, determine and be completely discharged and such registered owner shall no longer be entitled to any lien or benefit of said Indenture with respect to such principal amount.

     In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

     This bond is transferable by the registered owner hereof in person, or by an attorney duly authorized in writing, at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds of the same series for the same aggregate principal amount, interest rate or rates, issue date, maturity date and redemption provisions, if any, will be issued to the transferee or transferees in exchange herefor; and bonds of this series may, at the option of the registered owners and upon surrender at said office, be exchanged for registered bonds of this series of the same aggregate principal amount, interest rate or rates, issue date, maturity date, and redemption provisions, if any, in larger or smaller authorized denominations, all without service charge (except for any stamp tax or other governmental charge).

     No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

     This bond shall not be valid or become obligatory for any purpose unless and until the certificate hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

     IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this bond to be executed under its name with the signature of its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice-President, or any other officer selected by the Board of Directors, under its corporate seal, which may be a facsimile, attested with the signature of its Secretary or one of its Assistant Secretaries.

Dated:............................
                                     MICHIGAN CONSOLIDATED GAS COMPANY,

                                     By ..................................
                                                   President

Attest:

 ..................................
          Secretary


     The form of Trustee's certificate to be borne by all Bonds of Thirty-first Series shall be substantially as follows:
                        [FORM OF TRUSTEE'S CERTIFICATE]

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and Thirty-fourth Supplemental Indenture.

                                     CITIBANK, N.A., as Trustee,

                                     By...................................
                                            Authorized Signatory


                           [OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay this bond (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at _________________________________
______________________________________________________________________________
______________________________________________________________________________
     (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of this bond is to be repaid, specify the portion hereof which the holder elects to have repaid ____________ _________; and specify the denomination or denominations (which shall be authorized denomination(s)) of the bond(s) to be issued to the holder for the portion of this bond not being repaid (in the absence of any such specification, one such bond will be issued for the portion not being repaid):
______________________.

Date: ____________________________  Signature of holder: ____________________

                                    Signature Guarantee: ____________________]

______________________________________________________________________________

         [FORM OF NON-REDEEMABLE BOND, IF ANY, OF THIRTY-FIRST SERIES]

     Unless and until this Bond is exchanged in whole or in part for certificated Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by the Depository Trust Company or it successor (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depository to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                       MICHIGAN CONSOLIDATED GAS COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES C
                               being a series of
                              FIRST MORTGAGE BONDS

ORIGINAL ISSUE DATE:
MATURITY DATE:
INTEREST RATE:
[REPAYMENT PROVISION(S) :]
[REPAYMENT PRICE(S) :]
[OTHER PROVISION(S) :]

     MICHIGAN CONSOLIDATED GAS COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to....................................... or registered assigns, the sum of
 ...........Dollars on the Maturity Date specified above, at the corporate trust office of the Trustee hereinafter named in the Borough of Manhattan, The City of New York, New York, or at the principal office of any successor in trust, in lawful money of the United States of America, and to pay interest thereon at the Interest Rate specified above, in like lawful money payable semi-annually at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York on the first day of February and August in each year and on the Maturity Date (each an Interest Payment Date) from the Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid, commencing on the Interest Payment Date next succeeding the Issue Date, until the Company's obligation with respect to the payment of such principal sum shall be discharged as provided in the indentures hereinafter mentioned; provided, however, if the date of this bond is after a Record Date (defined below) with respect to any Interest Payment Date and prior to such Interest Payment Date, then interest shall be payable only from such Interest Payment Date (unless the Issue Date is after such Record Date). If the Issue Date is after such Record Date, then payment of interest shall commence on the second Interest Payment Date succeeding the Issue Date (but shall be payable from the Issue Date). If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no such interest has been paid on the bonds, from the Issue Date. So long as there is no existing default in the payment of interest, the person in whose name this bond was registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that if the Company shall default in the payment of interest due on such Interest Payment Date such defaulted interest shall be paid to the person in whose name this bond is registered on the Record Date for the Interest Payment Date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such Record Date be less than ten days after notice thereof shall have been mailed to all registered holders of bonds of this series. The term "Record Date" shall mean the close of business on January 15 next preceding a February 1 Interest Payment Date or July 15 next preceding an August 1 Interest Payment Date, as the case may be.

     This bond is one, of the series hereinafter specified, of the bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to City Bank Farmers Trust Company (Citibank, N.A., successor trustee, herein called the "Trustee") and Ralph E. Morton (Robert T. Kirchner, successor Individual Trustee), Trustees, as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which Indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Trustees in respect of such security (which

Indenture and all indentures supplemental thereto, including the Thirty-fourth Supplemental Indenture dated as of November 1, 1996, are hereinafter collectively called the Indenture). As provided in said Indenture, the bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this bond is one of a series entitled "First Mortgage Bonds," designated "Secured Medium-Term Notes, Series C," herein called Secured Medium-Term Notes, Series C, created by the Thirty-fourth Supplemental Indenture dated as of November 1, 1996 as provided for in said Indenture.

     With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or the rights of the holders of the Bonds of the Thirty-first Series and/or the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of the bonds then outstanding as are specified in the Indenture.

     This Bond shall not be redeemable prior to the Maturity Date.

     [This bond will be subject to repayment at the option of the holder hereof on the Repayment Date(s) and at the Repayment Price(s) (expressed as a percentage of principal amount hereof), if any specified above. If no Repayment Dates are set forth above, this bond may not be so repaid prior to the Maturity Date. On each Repayment Date, if any, this bond shall be repayable in whole or in part at the option of the holder hereof at the applicable Repayment Price set forth above, together with interest accrued and unpaid hereon to such Repayment Date. For this bond to be repaid in whole or in part at the option of the holder hereof, this bond must be received with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its corporate trust office not less than 30 nor more than 60 days prior to a Repayment Date. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the holder for less than the principal amount provided that the principal amount remaining outstanding after repayment is at least $1,000 or any amount that is a multiple of $1,000, or such other minimum denomination specified above.]

     In the event that any bond shall not be presented for payment when all or a portion of the principal thereof becomes due at maturity and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when such payment is so due, funds sufficient to pay such principal amount of such bond (and premium, if any), together with all interest due thereon to the Maturity Date of such bond [or the date of repurchase,] for the use and benefit of the registered owner thereof, then all liability of the Company to the registered owner of said bond for the payment of such principal amount thereof and interest thereon (and premium, if any), shall forthwith cease, determine and be completely discharged and such registered owner shall no longer be entitled to any lien or benefit of said Indenture with respect to such principal amount.

     In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

     This bond is transferable by the registered owner hereof in person, or by attorney duly authorized in writing, at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds of the same series for the same aggregate principal amount, interest rate or rates, issue date, maturity date and redemption provisions, if any, will be issued to the transferee or transferees in exchange herefor; and bonds of this series may, at the option of the registered owners and upon surrender at said office, be exchanged for registered bonds of this series of the same aggregate principal amount, interest rate or rates, issue date, maturity date, and redemption provisions, if any, in larger or smaller authorized denominations, all without service charge (except for any stamp tax or other governmental charge).

     No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

     This bond shall not be valid or become obligatory for any purpose unless and until the certificate hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

     IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this bond to be executed in its name with the signature of its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice President or any officer selected by the Board of Directors, and its corporate seal, which may be a facsimile, attested with the signature of its Secretary or one of its Assistant Secretaries.

Dated: ...........................

                                        MICHIGAN CONSOLIDATED GAS COMPANY,

                                        By...................................
                                                    President

Attest:

 ..................................
     Secretary

     The form of Trustee's certificate to be borne by all Bonds of Thirty-first Series shall be substantially as follows:

                        [FORM OF TRUSTEE'S CERTIFICATE]

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and Thirty-fourth Supplemental Indenture.

                                     CITIBANK, N.A., as Trustee

                                     By...................................
                                              Authorized Signatory



                           [OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay this bond (or portion hereof specified below) pursuant to its terms at a price equal to the applicable repayment Price thereof together with interest to the Repayment Date, to the undersigned at _________________________________
______________________________________________________________________________
______________________________________________________________________________
     (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of this bond is to be repaid, specify the portion hereof which the holder elects to have repaid ____________ _________; and specify the denomination or denominations (which shall be authorized denomination(s)) of the bond(s) to be issued to the holder for the portion of this bond not being repaid (in the absence of any such specification, one such bond will be issued for the portion not being repaid):
______________________.

Date: __________________             Signature of holder: ____________________

                                     Signature Guarantee: ____________________]

______________________________________________________________________________

     SECTION 4. Bonds of Thirty-first Series shall be exchangeable, at the option of the registered owners thereof and upon surrender thereof at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, for registered bonds of the same aggregate principal amount, issue date, maturity date, interest rate or rates, and redemption provisions, if any, but of different authorized denomination or denominations, such exchanges to be made without service charge (except for any stamp tax or other governmental charge).

     Every bond so surrendered shall be accompanied by a proper transfer power duly executed by the registered owner or by duly authorized attorney transferring such bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee. All bonds so surrendered shall be forthwith canceled and delivered to or upon the order of the Company. All bonds executed, authenticated and delivered in exchange for bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the bonds in exchange for which they are executed, authenticated and delivered.

     The Company shall not be required to make any such exchange or any registration of transfer (1) during a period of fifteen days next preceding any interest payment date, but only if there is an existing default in the payment of interest on the Bonds of Thirty-first Series or (2) after the bond so presented for exchange or registration of transfer, or any portion thereof, has been called for redemption and notice thereof given to the registered owner.

     SECTION 5. Pending the preparation of definitive Bonds of Thirty-first Series the Company may from time to time execute, and upon its written order, the Trustee shall authenticate and deliver, in lieu of such definitive bonds and subject to the same provisions, limitations and conditions, one or more temporary bonds, in registered form, of any denomination specified in the written order of the Company for the authentication and delivery thereof, and with such omissions, insertions and variations as may be determined by the Board of Directors of the Company. Such temporary bonds shall be substantially of the tenor of the bonds to be issued as herein before recited, but such temporary bonds may, in lieu of the statement of the specific redemption prices required to be set forth in Bonds of Thirty-first Series in definitive form, include a reference to this Thirty-fourth Supplemental Indenture for a statement of such redemption prices.

     If any such temporary Bonds of Thirty-first Series shall at any time be so authenticated and delivered in lieu of definitive bonds, the Company shall upon request at its own expense prepare, execute and deliver to the Trustee and thereupon, upon the presentation and surrender of temporary bonds, the Trustee shall authenticate and deliver in exchange therefor, without charge to the holder, definitive bonds of the same series, interest rate or rates, issue date, maturity date, redemption provision, if any, and for the same principal sum in the aggregate as the temporary bonds surrendered. All temporary bonds so surrendered shall be forthwith canceled by the Trustee and delivered to or upon the order of the Company. Until exchanged for definitive bonds the temporary bonds shall in all respects be entitled to the lien and security of the Indenture and all supplemental indentures.

                                   ARTICLE II
                     ISSUE OF BONDS OF THIRTY-FIRST SERIES

     Bonds of Thirty-first Series in the aggregate principal amount of $260,000,000 may be executed, authenticated and delivered from time to time as permitted by the provisions of the Indenture.

                                 ARTICLE III
                                THE TRUSTEES

     The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-fourth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

     Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustees by reason of this Thirty-fourth Supplemental Indenture other than as set forth in the Indenture and this Thirty-fourth Supplemental Indenture is executed and accepted on behalf of the Trustees, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if the same were herein set forth at length.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

     Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Indenture, shall be deemed to be incorporated in, and made a part of, this Thirty-fourth Supplemental Indenture; and the twenty-ninth Supplemental Indenture dated as of July 15, 1989, by the Thirtieth Supplemental Indenture dated as of September 1, 1991, by the Thirty-first Supplemental Indenture dated as of December 15, 1991, by the Thirty-second Supplemental Indenture dated as of January 5, 1993, by the Thirty-third Supplemental Indenture dated as of May 1, 1995, and by this Thirty-fourth Supplemental Indenture is in all respects ratified and confirmed; and the Indenture and said Supplemental Indentures shall be read, taken and construed as one and the same instrument.

     Nothing in this Thirty-fourth Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the holders of bonds issued and to be issued under and secured by the Indenture, any legal or equitable right, remedy or claim under or in respect of this Thirty-fourth Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Thirty-fourth Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of bonds issued and to be issued under the Indenture and secured thereby.

     All covenants, promises and agreements in this Thirty-fourth Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns whether so expressed or not.

     This Thirty-fourth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this Thirty-fourth Supplemental Indenture to be executed by its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice President, or any other officer selected by the Board of Directors, and its corporate seal to be hereunto affixed, duly attested by its Secretary or an Assistant Secretary, and Citibank, N.A., as Trustee as aforesaid, has caused the same to be executed by one of its authorized signatories and its corporate seal to be hereunto affixed, duly attested by another one of its authorized signatories, and Robert
T. Kirchner, as Individual Trustee as aforesaid, has hereunto affixed his signature, on the respective dates of their acknowledgments hereinafter set forth, as of the date and year first above written.


     MICHIGAN CONSOLIDATED GAS COMPANY


     By /s/ STEPHEN EWING               Attest: /s/ SUSAN MCNISH
       ---------------------------             --------------------------------
       Stephen Ewing, President and            Susan K. McNish, Vice President,
        Chief Executive Officer                  General Counsel and Secretary
       500 Griswold Street                          500 Griswold Street
        Detroit, Michigan                             Detroit, Michigan

     Signed, sealed, acknowledged and
     delivered by MICHIGAN CONSOLIDATED
     GAS COMPANY in the presence of:


     /s/ DAVID SCHORLING
     -----------------------------
     David Schorling


     /s/ ROBERT DEGRYSE
     -----------------------------
     Robert DeGryse


     Citibank, N.A., as Trustee,


     By  /s/ WAFAA ORFY                        Attest: /s/ REYNALDO L. DUMA
       ---------------------------                    ----------------------
        Wafaa Orfy                                         Reynaldo L. Duma
     Senior Trust Officer                                  Trust Officer
       120 Wall Street
     New York, New York


     /s/ ROBERT T. KIRCHNER
       ---------------------------
       Robert T. Kirchner,
      as Individual Trustee
     120 Wall Street, 13th Floor
        New York, New York

     Signed, sealed, acknowledged and
     delivered by CITIBANK, N.A. and
     ROBERT T. KIRCHNER, in the presence of:

       /s/ ROSEMARY MELENDEZ
       ---------------------------
           Rosemary Melendez

       /s/ PAULA HOSEIN
       ---------------------------
           Paula Hosein

State of Michigan }
                  } ss.
County of Wayne   }


     The foregoing instrument was acknowledged before me this 8th day of November, 1996, by Stephen E. Ewing, President and Chief Executive Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, on behalf of the corporation.

                                              /s/ LINDA A. LOWE
                                             ----------------------------------
                                                 Linda A. Lowe
                                         Notary Public, Wayne County, Michigan
                                         My Commission Expires October 18, 1997




State of New York  }
                   } ss.
County of New York }


     The foregoing instrument was acknowledged before me this 12th day of November, 1996, by Wafaa Orfy, Senoior Trust Officer of Citibank, N.A., a national banking association, on behalf of the association, as Trustee, and Robert T. Kirchner, as Individual Trustee as in said instrument described.



                                           /s/ DORIS WARE
                                           ------------------------------
                                           Doris Ware
                                           Notary Public, State of New York
                                           No. 01WA5017421
                                           Qualified in Queens County
                                           Commission Expires September 7, 1997



This instrument drafted by:

         Susan K. McNish, Vice President, General Counsel and Secretary
                       Michigan Consolidated Gas Company
                              500 Griswold Street
                               Detroit, Michigan

                                   SCHEDULE A

                                     FIRST

                The following described real estate in the State of Michigan:

                                 BENZIE COUNTY

                The following described lands in Inland Township (Township 26 North, Range 13 West):

LEELANLAU       (1) Part of the Southwest 1/4 of the Southwest 1/4 of Section
GATE STATION        12, described as follows:  Commencing at the Southwest
                    corner of said Section 12; thence N 02 degrees 08'30" E along the West section line 85.62 feet and S 86 degrees
                    36'00" E 33.01 feet to the Point of Beginning; thence N 02 degrees 08'30" E along the East Right-of-Way line of Lake
                    Ann Road 150.00 feet; thence S 86 degrees 36'00" E 150.00
                    feet; thence S 02 degrees 08'30" W 150.00 feet; thence N 86 degrees 36'00" W along the North Right-of-Way line of Highway US 31 150.00 feet to the Point of Beginning, together with Rights of Ingress and Egress.

                                CHIPPEWA COUNTY

                The following described lands in Soo Township (Township 47 North, Range 1 West):

BAYMILLS        (2) Part of the Southeast 1/4 of the Southeast 1/4 of Section
GATE STATION        29, described as follows:  Commencing at the SE corner of
                    said Section 29, thence Westerly along the South section line approximately 915 feet to the SE corner of an existing
                    Great Lakes Gas Transmission Co. site and the Point of
                    Beginning; thence Northerly along the East line of said site
                    208 feet; thence Easterly and parallel to the South line of
                    Section 29, 208 feet; thence Southerly and parallel to the East line of said existing site 208 feet to the South line of said Section 29; thence Westerly along said South section line 208 feet to the Point of Beginning.

                                 KENT COUNTY


            The following described lands in Nelson Township (Township 10 North, Range 10 West):

EVANS RADIO (3) The South 1/2 of the West 1/2 of the Southwest 1/4 of the
   TOWER        Southwest 1/4 of Section 24.

                               MENOMINEE COUNTY

            The following described lands in Menominee Township (Township 32 North, Range 27 West):

MENOMINEE   (4) All that part of the Southwest quarter of the Northwest quarter
SALES SITE      of Section 29, being bounded and described as follows: from the
                Northwest corner of said Section 29, S 02 degrees 03'16" E,
                2123.85 feet along the West line of said Section 29 and the centerline of River Road, to the Point of Beginning; thence continue S 02 degrees 03'16" E, 100.00 feet along said line; thence N 87 degrees 56'44" E, 100.00 feet; thence N 02 degrees 03'16" W, 100.00 feet; thence S 87 degrees 56'44" W,
                100.00 feet to the Point of Beginning, subject to County Road
                Easement described as:  From the Northwest corner of said
                Section 29, measure S 02 degrees 03'16" E, 2123.85 feet along the West line of said Section 29 and the centerline of River
                Road, to the Point of Beginning; thence continue  S 02 degrees
                03'16" E, 100.00 feet to the East line of River Road; thence
                Northwesterly, 31.65 feet along said line; thence N87 degrees
                56'44"E, 34.11 Feet to the East line of River Road; thence
                Northwesterly, 31.65 feet along said line and along the arc of a
                445.30 foot radius curve to the right, whose cord bears N04 degrees 05'25" W, 31.64 feet; thence N 02 degrees 03'16" W,
                63.38 feet along said East line; thence S 87 degrees 56'44" W,
                33.00 feet to the Point of Beginning.

                                NEWAYGO COUNTY

               The following described lands in Sherman Township
               (Township 13 North, Range 13 West):

REED CITY-     (5) A strip of land 100 feet in width situated in Section
MUSKEGON           11, lying 50 feet on either side of the following described
8" PIPELINE        centerline: Beginning at the point of intersection of
RELOCATION         the centerline of Grantor's former Freemont to Whitecloud
                   branch line track at or near Valuation Station 1428+50 with the south line of Section 11; thence extending generally in a northeasterly direction along the centerline of the former track a distance of 1.07 miles, more or less, to the ending point at the intersection of the centerline of the former track at or near Valuation Station 1484+80 with east line of
                   Section 11.

                                OGEMAW COUNTY

               The following described lands in Mills Township
               (Township 21 North, Range 3 East):

SKIDWAY LAKE   (6) That part of the S 1/2 of the S 1/2 of the NE 1/4 of
AEP REGULATOR      the NE 1/4, Section 16, lying Easterly of the Easterly line of a 100 foot wide strip of land described as a strip of land 100 feet wide, the centerline of which may be described as: Beginning at a point which is 128.04 feet west of the North 1/8 corner on the east line of Section 16, T21N-R3E and running thence northwesterly along a 6 degree curve
                   347.26 feet to a point which is 330 feet north and 31.50 feet west of said 1/8 corner on said section line.

                                OSCEOLA COUNTY

               The following described lands in Orient Township (Township 17 North, Range 7 West):

EVART GATE    (7) Part of the S 1/2 of the N Fractional 1/2 of the SW Fractional
STATION           1/4 of Section 7, being more particularly described as:
                  Commencing at the SW corner of the S 1/2 of the N Fractional 1/2 of the SW Fractional 1/4 of said Section 7; thence Easterly 208.71 feet along the S 1/8 line of said Section; thence Northerly 208.71 feet and parallel to the West line of said section; thence Westerly 208.71 feet parallel to said South 1/8 line to the West line of said section; thence Southerly 208.71 feet along West line of said section to the Point of Beginning, said point being the SW corner of the S 1/2 of the N Fractional 1/2 of the SW Fractional 1/4 of said
                  Section 7.

                                 WAYNE COUNTY

               The following described lands in the City of Detroit:

E. EIGHT MILE (8) West 12 feet of Lot 314 all of lots 315 through 328
C.B.O inclusive, Drennan and Seldon's Regent Park Subdivision No. 1, according to the plat thereof, as recorded in Liber 55 of Plats, Page 88, Wayne County Records.

                                    SECOND

                The pipelines of the company located in the State of Michigan, including transmission lines and lateral lines, together with easements and rights-of-way for constructing, maintaining, replacing and operating the same, and pipes, structures, compressors, valves, regulators, services, meters, machinery, fixtures, equipment and apparatus comprising or appurtenant to said transmission lines and lateral lines described as follows:

30" KALKASKA -  (i)     The 30" Natural Gas Pipeline, approximately 9.1 miles
WOOLFOLK LOOP           long extending from the Richland Meter and Regulator
(DESTEC)                Station and Main Line Valve No. 4 in the Northwest 1/4
                        of Section 29, in a general Northerly direction across portions of Sections 29, 20, 17, 8 and 5, Richmond
                        Township T21N, R8W, Missaukee County, and in a general
                        Northerly direction across portions of Sections 32, 29, 20, 17 and 8 to the Kalkaska-Woolfolk Pipeline Loop
                        (Destec) Tap site in the Southeast 1/4 of Section 8,
                        T22N, R8W, Lake Township, Missaukee County, Michigan.

                                    THIRD


DISTRIBUTION    The entire gas distribution systems of the Company located in
SYSTEMS         certain areas in the following townships and counties:  Elk
                Rapids, Milton and Torch Lake townships in Antrim;      Almira,
                Inland townships and Village of Lake Ann in Benzie; Surrey township in Clare; Bay Mills, Bruce, Dafter, Soo and Superior townships in Chippewa; Long Lake township in Grand Traverse;
                Waterloo Township in Jackson; Cold Springs township in
                Kalkaska; Caledonia township in Kent; Bingham, Centerville,
                Cleveland, Empire, Kasson, Leland and Sutton Bay townships in
                Leelanau; Brighton and Unadilla townships in Livingston;
                London, Exeter and Milan townships in Monroe; Albert township in Montmorency; Mills township in Ogemaw; Greenwood township in Oscoda; Polkton township in Ottawa; Ann Arbor, Dexter, Lyndon,
                Lima, Saline, Superior and Sylvan townships in Washtenaw;
                Canton township in Wayne, all in the State of Michigan, including all and singular the stations, pipes, mains, conduits, valves, regulators, services, meters, fixtures, tools, equipment, apparatus, and other property comprising or appurtenant to said distribution systems, together with all franchises, easements and rights-of-way for constructing, maintaining and operating the same.

                                     FOURTH

NATURAL GAS  All right, title and interest of the Company as purchaser of
PURCHASE     natural gas under the following described Contracts:
CONTRACTS


                Seller                          Contract Date
            ------------------------------------------------------

                Dominion Reserves, Inc.         January 1, 1995

                Enveron Corporation             May 30, 1995

                Coastal Gas Marketing           November 1, 1995

                Mobil Natural Gas               November 1, 1995

                Progas U.S.A.                   November 1, 1995

                TransCanada Gas                 November 1, 1995

                AIG Trading Corporation         December 1, 1995

                Chevron                         January 1, 1996

                Coastal Gas Marketing           January 1, 1996

                Gas Facilitators                January 1, 1996

                Shell Oil Company               January 1, 1996

                Westcoast                       January 1, 1996

                Gas Facilitators                February 1, 1996